SIXTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this "*Sixth Amendment*"), dated as of January 21, 2010, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation ("*Borrower*"), AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation ("*AHIC*"), PHOENIX INDEMNITY INSURANCE COMPANY, an Arizona insurance corporation ("*PIIC*"), each other Obligor, and THE FROST NATIONAL BANK, a national banking association ("*Lender*").

RECITALS:

Borrower, AHIC, PIIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the "*Credit Agreement*").

Borrower has requested an extension of the availability period of the credit facilities provided for in the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Sixth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1 Amendments to Credit Agreement Section 1.1.

(a) The definition of "*Premium Finance Loan Maturity Date*" is amended by deleting "January 27" and substituting "May 27" *in lieu* thereof.

(b) The definition of "*Revolving Facility L/C Expiration Date*" is amended by deleting "January 27" and substituting "May 27" *in lieu* thereof.

(c) The definition of "*Termination Date*" is amended by deleting "January 27" and substituting "May 27" *in lieu* thereof.

ARTICLE III

Conditions Precedent

3.1 Conditions. The effectiveness of this Sixth Amendment is subject to the satisfaction of the following conditions precedent:

(a) Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i) Sixth Amendment. This Sixth Amendment executed by Borrower, each other Obligor and Lender.

(ii) Fourth Restated Revolving Note. The duly executed Fourth Restated Revolving Note, in the form of attached Exhibit A, payable to the order of Lender and in an amount equal to the Revolving Commitment.

(iii) Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Sixth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(iv) Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(v) Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b) No Default. No Default or Event of Default shall exist.

(c) Representations and Warranties.

(i) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Sixth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except (A) to the extent such representations and warranties speak to a specific date, and (B) as provided in Section 4.2.

(ii) All of the representations and warranties contained in Article VI shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE IV

Waiver of Certain Representations

4.1 Representations. Credit Agreement Section 5.2(a) provides that all representations and warranties of the Obligors shall be true and correct, except to the extent applicable to a specific date, shall be true and correct before and after giving effect to the application of proceeds of a Revolving Loan and L/C Credit Extension. Borrower believes that the information on Credit Agreement Schedules 8.1, 8.13, 8.16, 8.19 and 8.20 ("*Subject Schedules*") may not be complete and correct as of the and after the date of the Sixth Amendment. Borrower has requested that no Obligor be required to make any representation or warranty as to the completeness or correctness of any information or omitted from any Subject Schedule as a condition to the effectiveness of this Sixth Amendment and the making of any Revolving Loan or L/C Credit Extension on and after the date of this Sixth Amendment.

4.2 No Representation. Notwithstanding any provision of Credit Agreement Sections 5.2(a), 8.1, 8.13, 8.16, 8.19, 8.20 and 8.25, no Obligor makes (and shall not be required to make) any representation or warranty as to the completeness or correctness of any Subject Schedule at any time on and after the date of this Sixth Amendment.

ARTICLE V

Ratification

5.1 Ratification. The terms and provisions set forth in this Sixth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Sixth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE VI

Representations and Warranties

6.1 Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Sixth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except (i) to the extent such representations and warranties speak to a specific date, and (ii) as provided in Section 4.2, (c) no Default or Event of Default exists, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VII

Miscellaneous

7.1 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.2 Severability. The provisions of this Sixth Amendment are intended to be severable. If for any reason any provision of this Sixth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

7.3 Counterparts. This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Sixth Amendment by signing any such counterpart.

7.4 GOVERNING LAW. THIS SIXTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS SIXTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

7.5 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Executed as of the date first written above.

BORROWER: HALLMARK FINANCIAL SERVICES, INC.

By: ______________________________
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs: AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company)

By: ______________________________
Jeffrey R. Passmore
Chief Financial Officer

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
AMERICAN HALLMARK INSURANCE SERVICES, INC. (formerly known as Hallmark General Agency, Inc.)
HALLMARK UNDERWRITERS, INC.

By: ______________________
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.
AEROSPACE HOLDINGS, LLC
AEROSPACE SPECIAL RISK, INC.
TGA INSURANCE MANAGERS, INC. (formerly known as Texas General Agency, Inc.)
TGA SPECIAL RISK, INC.

By: ______________________
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By: Cecil R Wise
Cecil R. Wise
Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By: ______________________________
Jeffrey R. Passmore
Senior Vice President

PAN AMERICAN ACCEPTANCE CORPORATION

By: ______________________________
Jeffrey R. Passmore
Chief Financial Officer

LENDER:

THE FROST NATIONAL BANK

By: [signature]
Print Name: Stephen S. Martin
Print Title: Senior Vice President

EXHIBIT A

REVOLVING NOTE

Frost

FOURTH RESTATED REVOLVING PROMISSORY NOTE

$25,000,000.00 January 21, 2010

For value received, **HALLMARK FINANCIAL SERVICES, INC.**, a Nevada corporation ("Borrower"), does hereby promise to pay to the order of **THE FROST NATIONAL BANK**, a national banking association ("Lender"), at Lender's Office, P.O. Box 34746, San Antonio, Texas 78265, or at such other address as Lender shall from time to time specify in writing, in lawful money of the United States of America, the sum of TWENTY FIVE MILLION DOLLARS ($25,000,000.00), or so much thereof as from time to time may be disbursed by Lender to Borrower under the terms of the First Restated Credit Agreement dated as of January 27, 2006, among Borrower, American Hallmark Insurance Company of Texas, Hallmark Insurance Company (formerly known as Phoenix Indemnity Insurance Company) and Lender (such agreement, together with all amendments and restatements, the "Credit Agreement;" capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement), and be outstanding, together with interest from date hereof on the principal balance outstanding from time to time as hereinafter provided. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by Applicable Law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

1. *Payment Terms*.

(a) Interest only on amounts outstanding hereunder shall be due and payable quarterly as it accrues, on the first Business Day of each and every calendar quarter, beginning April 1, 2008, and continuing regularly and quarterly thereafter until the Revolving Loan Maturity Date, when the entire amount hereof, principal and interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as provided in the Credit Agreement. Interest is also due on certain other dates specified in the Credit Agreement.

(b) Principal in an amount equal to 1/20th of the aggregate principal amount of all Revolving Loans (other than Premium Finance Loans) outstanding on the Termination Date shall be due and payable on the first Business Day of each and every calendar quarter, beginning July 1, 2010, and continuing regularly and quarterly thereafter until the Revolving Loan Maturity Date, when the remaining unpaid principal shall be then due and payable. Principal of all Premium Finance Loans shall be due and payable on the Premium Finance Loan Maturity Date.

2. *Late Charge*. If a payment is made 10 days or more late, Borrower will be charged (subject to Paragraph 8), in addition to interest, a delinquency charge of (a) 5% of the unpaid portion of the regularly scheduled payment, or (b) $250.00, whichever is less.

Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date, Borrower will be charged (subject to Paragraph 8) a delinquency charge of (a) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (b) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

3. *Interest Rate*.

(a) Interest on the outstanding and unpaid principal balance hereof shall be computed at a per annum rate equal to the lesser of (i) the Eurodollar Basis plus 1.90% and (ii) the Highest Lawful Rate, but in no event shall interest contracted for, charged or received hereunder plus any other charges in connection herewith which constitute interest exceed the maximum interest permitted by Applicable Law, said rate to be effective except as provided in Paragraphs 3(b) and 4.

"Eurodollar Basis" means for any day a rate per annum equal to the "London Interbank Offered Rate" for a three-month term, as published in the "Money Rates" column of *The Wall Street Journal*, Central Edition, from time to time, or if any reason such rate is no longer available:

(i) for any day the rate per annum (rounded upward to the nearest 1/100 of 1%) equal to the rate determined by Lender to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the date of determination) with a three-month term, determined as of approximately 11:00 a.m. (London time) on the date of determination, or

(ii) if the rate referenced in clause (i) does not appear on such page or service or such page or service shall not be available, for any day the rate per annum (rounded upward to the nearest 1/100 of 1%) equal to the rate determined by Lender to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on date of determination) with a three-month term, determined as of approximately 11:00 a.m. (London time).

The Eurodollar Basis shall change effective as of the date of any change as published in *The Wall Street Journal*, Central Edition, or as determined by Lender, as appropriate. The Eurodollar Basis is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer of Lender.

(b) If Lender has sent to Borrower the notice provided for in either Section 4.2 or 4.3 of the Credit Agreement, until Lender has notified Borrower that the provisions Section 4.2 or 4.3 of the Credit Agreement, as appropriate, do not apply, interest on the outstanding and unpaid principal balance hereof shall be computed at a per annum rate equal to the lesser of (i) the Prime Rate and (ii) the Highest Lawful Rate, but in no event shall interest contracted for, charged or received hereunder plus any other charges in connection herewith which constitute interest exceed the maximum interest permitted by Applicable Law, said rate to

be effective as provided in Section 2.7(b) of the Credit Agreement, except as provided in Paragraph 4.

"Prime Rate" means for any day a per annum rate of interest equal to the "prime rate," as published in the "Money Rates" column of *The Wall Street Journal*, Central Edition, from time to time, or if for any reason such rate is no longer available, the rate established by The Frost National Bank as its prime rate. The Prime Rate shall change effective as of the date of any change as published in *The Wall Street Journal*, Central Edition, or as established by The Frost National Bank, as appropriate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer of Lender.

4. *Default Rate*. If an Event of Default exists, subject to the provisions of Section 2.9 of the Credit Agreement, interest on the outstanding and unpaid principal balance hereof shall be computed at a per annum rate equal to the lesser of (a) the Eurodollar Rate in effect at such time plus 2% and (b) the Highest Lawful Rate, but in no event shall interest contracted for, charged or received hereunder plus any other charges in connection herewith which constitute interest exceed the maximum interest permitted by Applicable Law.

5. *Revolving Line of Credit*. Under the Credit Agreement, Borrower may request, prior to the Termination Date, advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed $25,000,000.00. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the date of its maturity, although the entire principal balance hereof may from time to time be paid in full. Subject to the terms of the Credit Agreement, Borrower may borrow, repay and re-borrow hereunder. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at Lender's Office, or such other place as Lender shall designate in writing to Borrower. If any payment of principal or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. The books and records of Lender shall be *prima facie* evidence of all outstanding principal of and accrued and unpaid interest on this Note.

6. *Prepayment*. Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without premium or penalty. Any prepayments shall be applied first to accrued interest and then to principal. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal at the time thereof. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at Lender's Office, or such other place as Lender shall designate in writing to Borrower. All partial prepayments of principal made after the Termination Date shall be applied to the last installments payable in their inverse order of maturity.

7. *Default*. It is expressly provided that if an Event of Default exists, the holder of this Note may, at its option, without further notice or demand, (a) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (b) refuse to advance any additional amounts under this Note, (c) foreclose all Liens securing payment hereof, (d) pursue any and all other rights, remedies and recourses available to the holder hereof, including

but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (e) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay all costs of collection, including Attorney Costs.

8. *No Usury Intended; Usury Savings Clause*. In no event shall interest contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by Applicable Law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by Applicable Law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

9. *Security*. This Note has been executed and delivered pursuant the Credit Agreement, and is secured by, *inter alia*, certain of the Loan Documents. The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

10. *Joint and Several Liability; Waiver*. Each maker, signer, surety and endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this loan without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by Law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

11. *Texas Finance Code*. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such article is the applicable ceiling; provided that, if any Applicable Law permits greater interest, the Law permitting the greatest interest shall apply.

12. *Governing Law, Venue*. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the Laws of the United States may apply to the terms hereof, the substantive Laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned

irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

13. *Purpose of Loan*. Borrower agrees that advances under this Note shall be used solely for the purposes stated in the Credit Agreement.

14. *Captions*. The captions in this Note are inserted for convenience only and are not to be used to limit the terms herein.

15. *Restatement*. This Note is given in restatement, but not extinguishment or novation, of all amounts left owing and unpaid on (a) the Second Restated Revolving Promissory Note dated May 31, 2007, executed and delivered by Borrower and payable to the order of Lender in the original principal amount of $25,000,000.00, and (b) the Third Restated Revolving Promissory Note dated February 20, 2008, executed and delivered by Borrower and payable to the order of Lender in the original principal amount of $25,000,000.00.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

BORROWER:

HALLMARK FINANCIAL SERVICES, INC.

By: ______________________________

Print Name: ________________________

Print Title: _________________________

REVOLVING PROMISSORY NOTE
Rev. July 2000
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